UNITED STATES
                  SECURITIES AND  EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM  8-K

                          CURRENT  REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported)   May  5, 2005
                                                  -------------

                          MacDermid,  Incorporated
                          ------------------------
       (Exact  name  of  registrant  as  specified  in  its  charter)

          Connecticut             1-13889        06-0435750
          -----------            ---------       ----------
(State or other jurisdiction   (Commission     (I.R.S.  Employer
     of incorporation )        File Number)   Identification  No.)

1401 Blake Street, Denver, Colorado                  80202
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(Address  of  principal  executive  offices)        (Zip  Code)

Registrant's telephone number, including area code: (720) 479-3060
                                                    --------------

None
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(Former name, former address and former fiscal year, if changed since last report.


ITEM 8.01. Other Events

  ON APRIL 26, 2004, THE BOARD OF DIRECTORS OF MACDERMID, INCORPORATED AFFIRMED THAT MR. JOSEPH SILVESTRI MEETS THE INDEPENDENCE REQUIREMENTS SPECIFIED IN THE APPLICABLE REGULATIONS OF THE NEW YORK STOCK EXCHANGE AND SUCH AFFIRMATION REMAINS IN PLACE AS OF THE DATE HEREOF.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 MacDermid,  Incorporated
        (Registrant)


Date:  May 5, 2005                   /s/ John L. Cordani
                       Corporate Secretary and General Counsel